GENERAL	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Radware Ltd. (the "Company"), an Israeli company commenced operations in April 1997. The Company and its subsidiaries (the "Group") are engaged in the development, manufacture and sale of cyber security and application delivery solutions for cloud, on-premise, and Software Defined Data Centers (“SDDC”). The Group’s solutions secure the digital experience by providing infrastructure, application, and corporate IT protection and availability services to enterprises globally. The Group’s solutions are deployed by, among others, enterprises, carriers and cloud service providers worldwide.

b.

On February 17, 2022, the Company acquired all of the technology and other intangible assets from SecurityDAM Ltd., which was a related party and the sole single-managed security service provider of the Company for a total consideration of (1) $30,000 in cash and (2) additional contingent consideration of up to $12,500 based on the revenues of the Company’s cloud DDoS protection service subsequent to the acquisition. For additional details, see also Note 3 and Note 17b.

During 2021 and 2020, the Group depended on SecurityDAM Ltd. as a sole single-managed security service provider, which was a related party, to provide services as part of its protection services.

c.	On January 18, 2022, the Company established SkyHawk (CNP) Security Ltd. ("Skyhawk") and transferred to Skyhawk all of the intangible assets related to the Cloud Native Protector business. On April 29, 2022, Skyhawk entered into Series A Preferred Share Agreement (the "Agreement"). According to the Agreement, Skyhawk issued 31,210,708 Preferred A Shares NIS 0.001 par value each for a total consideration of $35,000. During the year ended December 31, 2022, Skyhawk was engaged mainly in research and development activities and recorded immaterial revenues. For additional details, see also Note 2y.

d.	The Company has established wholly-owned subsidiaries in various countries worldwide. The Company's subsidiaries are engaged primarily in sales, marketing and support activities of its core products.

e.

The Group primarily relies on two original design manufacturers to supply certain hardware platforms and components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Group will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company's operation and financial performance.

f.

Following Russia’s invasion of Ukraine during February 2022, the United States and other countries imposed economic sanctions and severe export control restrictions against Russia and Belarus, and the United States and other countries could impose wider sanctions and export restrictions and take other actions should the conflict further escalate. Any exports or sales into Russia and Belarus may be impacted by these restrictions. Monitoring and ensuring compliance with these complex laws is challenging. The Group undertakes precautions to ensure that the Group or the Group’s customers comply with all relevant sanctions-related regulations, and any failure by the Group or the Group’s customers to comply with such laws and regulations could have negative consequences for the Group, including reputational harm, government investigations and penalties.